Ohio National Fund, Inc.

Supplement dated February 21, 2017

to the Prospectus dated December 19, 2016

International Small-Mid Company Portfolio

The following supplements and amends the prospectus dated December 19, 2016:

The Board of Directors (the “Board”) of Ohio National Fund, Inc. has approved changes to the International Small-Mid Company Portfolio (the “Portfolio”). Effective May 1, 2017, the Portfolio will change its (i) portfolio name, (ii) 80% policy, (iii) principal investment strategies, and (iv) subadviser. Accordingly, certain disclosures in the Fund’s Prospectus and Statement of Additional Information will be revised to reflect these changes as described below.

(i) Name Change

The Portfolio’s name will be changed to the “ON Foreign Portfolio”. All references to the Portfolio as “International Small-Mid Company Portfolio” will be replaced with “ON Foreign Portfolio.”

(ii) Revision of 80% Policy

The Portfolio’s Non-Fundamental Investment Restrictions will be revised to no longer require that the minimum percentage of the Portfolio’s assets invested in equity securities issued by non-U.S. companies be those of small- and mid-cap companies (the “80% Policy”).

The section entitled “Primary Investments” will be revised accordingly to reflect that the Portfolio, under normal market conditions, will invest at least 80% of net assets, plus any borrowing for investment purposes in securities of foreign companies.

(iii) Change in Principal Investment Strategies

The section entitled “Principal Investment Strategies” will be revised to contain substantially the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowing for investment purposes, if any) in foreign securities. These securities are predominantly equity securities of companies located outside the U.S., including developing markets. The equity securities in which the Portfolio invests are predominantly common stock, and may include smaller and midsize companies. Although the investment manager will search for investments across a large number of regions, countries and sectors, from time to time, based on economic conditions, the Portfolio may have significant positions in particular regions, countries or sectors.

Depending upon current market conditions, the Portfolio may invest in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The Portfolio may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Portfolio by buying and selling (writing) exchange traded and over-the-counter equity put and call options on individual securities. The Portfolio may also, from time to time, seek to hedge (protect) against currency risks by using certain derivative instruments including currency and cross currency forwards and currency futures contracts.

When choosing equity investments for the Portfolio, the portfolio manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the portfolio manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The portfolio manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The portfolio manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

(iv) Change in Investment Sub-Adviser

The section entitled “Management” will be deleted in its entirety and replaced with the following:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Templeton Global Advisors Limited serves as the investment sub-adviser for the Portfolio. Templeton has been a sub-adviser for the Portfolio since May 1, 2017. Tucker Scott, CFA has been a lead Portfolio Manager of the Portfolio since May 2017. Norman J. Boersma, CFA, Heather Arnold, CFA, and James Harper, CFA have been back-up Portfolio Managers of the Portfolio since May 2017.

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Please retain this supplement with your Prospectus for future reference.

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